UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)      February 26, 2005
                                                      -------------------------

                               Cognex Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Massachusetts
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                 (State or Other Jurisdiction of Incorporation)

                   000-17869                          04-2713778
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           (Commission File Number)        (IRS Employer Identification No.)


          One Vision Drive, Natick, Massachusetts               01760-2059
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         (Address of Principal Executive Offices)               (Zip Code)

                                 (508) 650-3000
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS.

At a meeting of the Board of Directors of Cognex Corporation (the "Company") held on February 26, 2005, Dr. Robert J. Shillman, Chairman and Chief Executive Officer of the Company, indicated that, as in prior years, he believed that he should stand for re-election by the shareholders of the Company on an annual basis. To facilitate Dr. Shillman standing for re-election at the Company's 2005 Annual Meeting of Shareholders (the "Annual Meeting"), and given that the Company has a classified Board of Directors, Dr. Shillman resigned his seat with a two-year remaining term and William Krivsky, another current Director of the Company, resigned his seat with a term ending at the Annual Meeting. Immediately following such resignations, the Board of Directors elected Mr. Krivsky to fill Dr. Shillman's vacant seat and Dr. Shillman to fill Mr. Krivsky's vacant seat, such that Dr. Shillman will stand for re-election at the Annual Meeting. There were no changes to the composition of any of the committees of the Board of Directors.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     COGNEX CORPORATION

Dated: March 3, 2005                 By:/s/ Richard A. Morin
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                                        Richard A. Morin
                                        Senior Vice President of Finance,
                                        Chief Financial Officer, and Treasurer